UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 31, 2018

RLJ ENTERTAINMENT, INC.

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

Nevada	001-35675	45-4950432
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

8515 Georgia Avenue, Suite 650 Silver Spring, Maryland 20910
(Address of principal executive offices)

(301) 608-2115
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of the Securities Act .  ☐

Introductory Note

On October 31, 2018 (the “Closing Date”), pursuant to the terms of that certain Agreement and Plan of Merger, dated as of July 29, 2018, as amended by Amendment No. 1 thereto, dated as of October 2, 2018 (as so amended, the “Merger Agreement”), by and among RLJ Entertainment, Inc., a Nevada corporation (the “Company”), AMC Networks Inc., a Delaware corporation (“AMC”), Digital Entertainment Holdings LLC, a Delaware limited liability company and wholly owned subsidiary of AMC (“Parent”), and River Merger Sub Inc., a Nevada corporation and wholly owned subsidiary of Parent (“Merger Sub”), Merger Sub merged with and into the Company (the “Merger”), with the Company surviving the Merger as an wholly owned subsidiary of Parent.

Capitalized terms used and not defined herein have the respective meanings assigned to them in the Merger Agreement, which is filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on July 30, 2018 and is incorporated herein by reference.

Item 2.01Completion of Acquisition or Disposition of Assets.

The information set forth in the Introductory Note and in Items 3.03, 5.01, 5.02 and 5.03 of this Current Report on Form 8-K is incorporated herein by reference.

At the Effective Time, each outstanding share of common stock, par value $0.001 per share, of the Company (“Company Common Stock”) (other than the shares of Company Common Stock held by (i) AMC, Parent, Merger Sub or any other affiliate of Parent (the “AMC Parties”) and (ii) The RLJ Companies, LLC, a Delaware limited liability company (“RLJ LLC”), RLJ SPAC Acquisition, LLC, a Delaware limited liability company (“RLJ SPAC”), and Mr. Robert L. Johnson, the Company’s founder (collectively, the “RLJ Parties”)) was cancelled and converted into the right to receive $6.25 in cash, without interest thereon (the “Merger Consideration”).

Immediately prior to the Effective Time, the RLJ Parties contributed all of their shares of Company Common Stock and 2015 Warrants, at a valuation equal to $6.25 per share of Company Common Stock, in exchange for membership interests in Parent pursuant to the terms of the Contribution Agreement, dated as of July 29, 2018, by and among the RLJ Parties, Parent and AMC Digital Entertainment Holdings LLC, a Delaware limited liability company.

Item 3.01Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information set forth in the Introductory Note and Items 2.01 and 3.03 of this report is incorporated herein by reference.

On the Closing Date, the Company notified the NASDAQ Stock Market (“NASDAQ”) of the completion of the Merger and requested that trading in the Company Common Stock be suspended and that the Company Common Stock be withdrawn from listing on NASDAQ effective as of the close of trading on the Closing Date. The Company also requested that NASDAQ file with the SEC a delisting application on Form 25 to delist the Company Common Stock from NASDAQ and deregister the Company Common Stock under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Company Common Stock was delisted effective as of the close of trading on the Closing Date.

The Company intends to file with the SEC a Form 15 to terminate or suspend its reporting obligations under Section 13(a) and 15(d) of the Exchange Act at the time such filing is permitted under SEC rules.

Item 3.03Material Modification to Rights of Security Holders.

The information set forth in the Introductory Note and Items 2.01 and 5.03 of this Current Report on Form 8-K is incorporated herein by reference.

Common Stock

At the Effective Time, each outstanding share of Company Common Stock was cancelled and converted into the right to receive the Merger Consideration, other than the shares of Company Common Stock held by (i) the AMC Parties and (ii) the RLJ Parties.

Preferred Stock

At the Effective Time, each outstanding share of Preferred Stock (other than Preferred Stock held by the AMC Parties) (an “Eligible Preferred Share”) for which a change-of-control cash purchase election was made by the record holder thereof pursuant to Section 7(b) of the certificate of designation applicable to such Eligible Preferred Share was entitled to receive $7.86 per share of underlying Company Common Stock. Any holder of Preferred Stock that does not make such election within 20 trading days following the Effective Time will be entitled to receive, in respect of each share of Preferred Stock for which the holder fails to make such election, a security to be issued by the Surviving Corporation, as provided in the applicable certificate of designation.

2015 Warrants

At the Effective Time, each 2015 Warrant (other than the 2015 Warrants held by the AMC Parties and the RLJ Parties) was converted into the right to receive, as promptly as practicable after the Effective Time, an amount in cash, without interest, equal to the product of (i) the number of shares issuable upon exercise of such 2015 Warrant immediately prior to the Effective Time multiplied by (ii) the excess, if any, of (A) the Merger Consideration minus (B) the exercise price per share of such 2015 Warrant.

Company Stock Options, Restricted Shares, RSUs and PSUs

At the Effective Time, (1) each (A) outstanding award of Company Options (or portion thereof) that was vested and exercisable and (B) outstanding and unvested award of Company Options scheduled to vest before 2020 was cancelled and converted into the right to receive, as soon as reasonably practicable after the Effective Time, an amount in cash, without interest and subject to applicable withholding taxes, equal to the product of (i) the number of shares issuable upon exercise of such Company Options immediately prior to the Effective Time multiplied by (ii) the excess, if any, of (A) the Merger Consideration minus (B) the exercise price of such Company Option, and (2) each outstanding and unvested award of Company Options scheduled to vest after 2019 was cancelled and converted into an award (the “Converted Option Award”) to receive, on the earlier of (x) the date on which each such Company Option is scheduled to vest (subject to the achievement of the vesting conditions) and (y) the first anniversary of the Closing Date, subject to continued employment through that date, an amount in cash, without interest and subject to applicable withholding taxes, equal to the product of (i) the number of shares issuable upon exercise of such Company Options immediately prior to the Effective Time multiplied by (ii) the excess, if any, of (A) the Merger Consideration minus (B) the exercise price of such Company Option.  Except as specifically provided above, each Converted Option Award remains subject to the same terms and conditions (including vesting conditions) as were applicable to such Company Option immediately prior to the Effective Time.

Each Company Restricted Share that is outstanding immediately prior to the Effective Time became fully vested immediately prior to the Effective Time and was treated as an outstanding share of Company Common Stock, and the holder thereof are entitled to receive the Merger Consideration with respect thereto, less any applicable withholding taxes.

At the Effective Time, each unvested Company Restricted Stock Unit (“RSU”) that was scheduled to vest before 2020 became fully vested and converted into the right to receive, as soon as reasonably practicable after the Effective Time, an amount in cash, without interest and subject to applicable withholding taxes, equal to the product of (A) the number of shares underlying such RSU immediately prior to the Effective Time multiplied by (B) the Merger Consideration.  Each unvested RSU that is scheduled to vest after 2019 was cancelled and converted into an award (the “Converted RSU Award”) to receive, on the earlier of (x) the date on which each such RSU is scheduled to vest (subject to the achievement of the vesting conditions) and (y) the first anniversary of the Closing Date, subject to continued employment through that date, an amount in cash, without interest and subject to applicable withholding taxes, equal to the product of (i) the number of shares underlying such RSU immediately prior to the Effective Time multiplied by (ii) the Merger Consideration.  Except as specifically provided above, each Converted RSU Award remains subject to the same terms and conditions (including vesting conditions) as were applicable to such RSU immediately prior to the Effective Time.

At the Effective Time, each unvested Company Performance Stock Unit (“PSU”) earned based on performance as of the Effective Time, as determined in accordance with the Merger Agreement, became fully vested and converted into the right to receive, as soon as reasonably practicable after the Effective Time, an amount in cash, without interest and subject to applicable withholding taxes, equal to the product of (i) the number of shares underlying such vested PSU multiplied by (ii) the Merger Consideration.  With respect to any PSUs that did not become vested at the Effective Time, a number of such unvested PSUs as determined in accordance with the Merger Agreement were cancelled and converted into an award (the “Converted PSU Award”) to receive, on the earlier of (x) the date on which such PSU is scheduled to vest (subject to the achievement of the vesting conditions) and (y) the first anniversary of the Closing Date, subject to continued employment through that date, an amount in cash, without interest and subject to applicable withholding tax, equal to the product of (i) the number of shares underlying such Converted PSU Award multiplied by (ii) the Merger Consideration.  Except as specifically provided above, each Converted PSU Award remains subject to the same terms and conditions (including vesting conditions) as were applicable to such PSU immediately prior to the Effective Time.  Any PSUs that did not vest or convert into a Converted PSU Award as set forth in the Merger Agreement were forfeited at the Effective Time for no consideration.

Item 5.01Changes in Control of Registrant.

The information set forth in the Introductory Note and Items 2.01, 3.01 and 3.03 of this Current Report on Form 8-K is incorporated herein by reference. On the Closing Date, upon consummation of the Merger, the Company became a wholly owned subsidiary of Parent. Parent is owned by AMC and the RLJ Parties.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In accordance with the Merger Agreement, upon consummation of the Merger on October 31, 2018, the directors of the Company were effectively removed and replaced by the directors of Merger Sub. These resignations were not a result of any disagreements between the Company and the former directors on any matter relating to the Company’s operations, policies or practices.

Item 5.03Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the Effective Time, the Company’s Articles of Incorporation and bylaws were amended and restated to read as set forth in Exhibit 3.1 and Exhibit 3.2, respectively, to this Current Report on Form 8-K, each of which is incorporated by reference in this Item 5.03.

Item 5.07Submission of Matters to a Vote of Security Holders.

On October 31, 2018, the Company held a Special Meeting of Common Shareholders (the “Special Meeting”), at which holders of Company Common Stock as of October 2, 2018 voted on proposals to: (1) approve the Merger Agreement, (2) approve, on an advisory (non-binding) basis, the compensation that will or may become payable to the Company’s executive officers in connection with the Merger, (3) adjourn the Special Meeting, if necessary or appropriate and (4) approve of the discussion and resolution of any other matter that properly came before the Special Meeting. Each proposal was described in detail in the Company’s definitive proxy statement, which was first filed with the SEC on October 5, 2018 and first mailed to RLJE stockholders on October 5, 2018. Because no other matters properly came before the Special Meeting, the proposal to discuss and resolve any other matters was not submitted for a vote.

According to the report of the independent inspector of election, 22,723,887 shares of Company Common Stock were issued and outstanding, and entitled to vote at the Special Meeting, as of the close of business on October 2, 2018 (the “Record Date”), and the holders of a total of 20,964,417 shares of Company Common Stock, representing approximately 92.26% of the outstanding shares entitled to vote, were present in person or represented by proxy at the Special Meeting. The final vote tally, as certified by the inspector of elections for the Special Meeting, shows that the proposal to approve the Merger Agreement was approved by the holders of a majority of the outstanding shares of Company Common Stock entitled to vote thereon, as required by Nevada law.

The final vote tally also reflects approval of the proposals to (i) approve, on an advisory (non-binding) basis, the compensation that will or may become payable to the Company’s executive officers in connection with the Merger and (ii) adjourn the Special Meeting, if necessary or appropriate.

The final voting results on the proposals were as follows:

Proposal One:

To approve the Merger Agreement.

The total number of shares of Company Common Stock entitled to vote on Proposal One were voted as follows:

For	Against	Abstain	Broker Non-Votes
20,735,569	227,338	1,510	0

Proposal Two:

To approve, on an advisory (non-binding) basis, the compensation that will or may become payable to the Company’s executive officers in connection with the Merger.

The total number of shares of Company Common Stock entitled to vote on Proposal Two were voted as follows:

For	Against	Abstain	Broker Non-Votes
20,632,182	288,861	43,374	0

Proposal Three:

To adjourn the Special Meeting, if necessary or appropriate.

The total number of shares of Company Common Stock entitled to vote on Proposal Three were voted as follows:

For	Against	Abstain	Broker Non-Votes
20,608,981	349,650	5,786	0

Item 7.01Regulation FD Disclosure.

On the Closing Date, the Company issued a press release announcing the closing of the Merger. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

3.1	Amended and Restated Articles of Incorporation of RLJ Entertainment, Inc.
3.2	Bylaws of RLJ Entertainment, Inc.
99.1	Press Release dated October 31, 2018

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RLJ ENTERTAINMENT, INC.

Date:	November 1, 2018	By:	/s/ MIGUEL PENELLA
		Name:	Miguel Penella
		Title:	Chief Executive Officer